Exhibit 99.1

Sharps Technology Urges Shareholders to Approve the Proposals in connection with the Special Meeting on July 15, 2024

All shareholders of record as of May 17, 2024 are eligible to vote

Final votes must be cast by 11:59 p.m., Eastern Time on July 12, 2024

NEW YORK, July 3, 2024 – Sharps Technology, Inc. (NASDAQ: “STSS” and “STSSW’) (the “Company”), an innovative medical device and pharmaceutical packaging company offering patented, best-in-class syringe products, encourages its shareholders to participate actively in the upcoming special meeting of stockholders to be held on July 15, 2024 at 10:00 a.m. eastern time.

The Board of Directors emphasizes the importance of this shareholders’ vote, specifically so that the Company can achieve its goal of passing the three proposals as listed and explained in the Company’s definitive proxy statement filed on June 26, 2024. The Company encourages you to vote, even if you no longer own the shares but were a shareholder of record on the record date of May 17, 2024.

Failure to secure the requisite number of votes to achieve the Company’s goal of passing these three proposals may materially impair the Company from executing essential business matters and may limit the Company’s ability to operate successfully in the future, while also prohibiting the Company from conducting important business matters such as: (1) increasing the authorized number of shares of common stock, if required for future equity transactions; (2) in its discretion, to effectuate a reverse stock split of the Company’s common stock, at a ratio of up to 1-for-8, if required to maintain our Nasdaq listing; and (3) to issue securities in non-public offerings where the maximum discount will be equivalent to a discount not to exceed 20% below the market price of the Company’s common stock.

The passing of the three proposals mentioned above are extremely important for the Company to continue executing its business plan. The Board of Directors urges shareholders to vote in favor of these proposals, as the Board of Directors believes passing these proposals is in the Company’s best interest.

How to vote or how to change your vote:

Shareholders of record as of May 17, 2024, can vote or change their vote using the instructions in the proxy materials received via email or mail around June 26, 2024. If you have not received or located your proxy materials, please contact your brokerage firm or the Company at (631) 574-4436 or info@sharpstechnology.com, for your proxy control number.

How do I vote and will my shares be voted if I do not vote?

If you are a stockholder of record, there are three ways to vote:

(1)

By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on July 12, 2024 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)

By toll-free telephone at 1-800-690-6903, until 11:59 p.m., Eastern Time on July 12, 2024 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call); or

(3)

Online during the Special Meeting at www.virtualshareholdermeeting.com/STSS2024SM. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before 11:59 p.m., Eastern Time on July 12, 2024. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting virtually. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Special Meeting.

Voting will remain open until 11:59 p.m. ET on July 12, 2024.

We urge you to vote TODAY.

About Sharps Technology

Sharps Technology is an innovative medical device and pharmaceutical packaging company offering patented, best-in-class smart-safety syringe products to the healthcare industry. The Company’s product lines focus on providing ultra-low waste capabilities, that incorporate syringe technologies that use both passive and active safety features. Sharps also offers products that are designed with specialized copolymer technology to support the prefillable syringe market segment. The Company has a manufacturing facility in Hungary and is partnering with Nephron Pharmaceuticals to expand its manufacturing capacity in the U.S. For additional information, please visit www.sharpstechnology.com.

Forward-Looking Statements:

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “poised” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity, and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Contacts:

Sharps Technology, Inc.

Dave Gentry

RedChip Companies, Inc.

1-800-RED-CHIP (733-2447)

Or 407-644-4256

STSS@redchip.com